MIDAMERICAN
ENERGY HOLDINGS COMPANY

A Berkshire Hathaway Company

2010

MidAmerican Energy Holdings Company
2010 Fixed-Income Investor Conference

Forward-Looking Statements
 This report contains statements that do not directly or exclusively relate to historical facts. These statements are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as
 amended. Forward-looking statements can typically be identified by the use of forward-looking words, such as “may,” “could,” “project,”
 “believe,” “anticipate,” “expect,” “estimate,” “continue,” “intend,” “potential,” “plan,” “forecast” and similar terms. These statements are based upon MidAmerican Energy Holdings Company’s (“MEHC”) and its subsidiaries’ (collectively, the “Company”) current intentions, assumptions, expectations and beliefs and are subject to risks, uncertainties and other important factors. Many of these factors are outside the Company’s control and could cause actual results to differ materially from those expressed or implied by the Company’s forward-
 looking statements. These factors include, among others:
 – general economic, political and business conditions in the jurisdictions in which the Company’s facilities operate;
 – changes in federal, state and local governmental, legislative or regulatory requirements, including those pertaining to income taxes, affecting the Company or the electric or gas utility, pipeline or power generation industries;
 – changes in, and compliance with, environmental laws, regulations, decisions and policies that could, among other items, increase operating and capital costs, reduce plant output or delay plant construction;
 – the outcome of general rate cases and other proceedings conducted by regulatory commissions or other governmental and legal bodies;
 – changes in economic, industry or weather conditions, as well as demographic trends, that could affect customer growth and usage or supply of electricity and gas or the Company’s ability to obtain long-term contracts with customers and suppliers;
 – a high degree of variance between actual and forecasted load and prices that could impact the hedging strategy and costs to balance electricity and load supply;
 – changes in prices, availability and demand for both purchases and sales of wholesale electricity, coal, natural gas, other fuel sources and fuel transportation that could have a significant impact on generation capacity and energy costs;
 – the financial condition and creditworthiness of the Company’s significant customers and suppliers;
 – changes in business strategy or development plans;
 – availability, terms and deployment of capital, including reductions in demand for investment-grade commercial paper, debt securities and other sources of debt financing and volatility in the London Interbank Offered Rate, the base interest rate for MEHC’s and its subsidiaries’ credit facilities;

Forward-Looking Statements
 – changes in MEHC’s and its subsidiaries’ credit ratings;
 – performance of the Company’s generating facilities, including unscheduled outages or repairs;
 – risks relating to nuclear generation;
 – the impact of derivative contracts used to mitigate or manage volume, price and interest rate risk, including increased collateral requirements, and changes in the commodity prices, interest rates and other conditions that affect the fair value of derivative contracts;
 – increases in employee healthcare costs and the potential impact of federal healthcare reform legislation;
 – the impact of investment performance and changes in interest rates, legislation, healthcare cost trends, mortality and morbidity on pension and other postretirement benefits expense and funding requirements;
 – changes in the residential real estate brokerage and mortgage industries that could affect brokerage transaction levels;
 – unanticipated construction delays, changes in costs, receipt of required permits and authorizations, ability to fund capital projects and other factors that could affect future generating facilities and infrastructure additions;
 – the impact of new accounting pronouncements or changes in current accounting estimates and assumptions on consolidated financial results;
 – the Company’s ability to successfully integrate future acquired operations into its business;
 – other risks or unforeseen events, including litigation, wars, the effects of terrorism, embargoes and other catastrophic events; and
 – other business or investment considerations that may be disclosed from time to time in MEHC’s filings with the United
 States Securities and Exchange Commission (“SEC”) or in other publicly disseminated written documents.

Further details of the potential risks and uncertainties affecting the Company are described in MEHC’s filings with the SEC, including
Item 1A and other discussions contained in Form 10-K. The Company undertakes no obligation to publicly update or revise any forward-
looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors should not be construed as exclusive.

Patrick J. Goodman
2010 Fixed-Income Investor Conference
Senior Vice President and Chief Financial Officer
MidAmerican Energy Holdings Company

MIDAMERICAN ENERGY HOLDINGS COMPANY

PACIFICORP

PACIFIC POWER

Pacific Power Service Territory

Number of Customers: 729,000

ROCKY MOUNTAIN POWER

Rocky Mountain Power Service Territory

Number of Customers: 997,000

PACIFICORP ENERGY

Northern Natural Gas

Northern Natural Gas Pipeline

Number of Customers: 274

Kern River Gas Transmission Company

Kern River Gas Transmission Pipeline

Number of Customers: 32

CE Electric UK

CE Electric UK Service Territory

Number of Customers: 3,831,000

CALENERGY

Generation Operations

Number of Customers: 11

MidAmerican ENERGY

MidAmerican Energy Company Service Territory

Number of Customers: 1,432,000

MidAmerican Energy Holdings Company
Energy Assets
REVENUES  $11.2 billion
ASSETS  $45 billion
CUSTOMERS
Electric:   6.2 million
Natural Gas:   0.7 million
EMPLOYEES 16,300
NATURAL GAS TRANSMISSION
PIPELINE DESIGN CAPACITY
More than 7.0 billion cubic feet per day
GENERATION CAPACITY
18,092 megawatts(1)
NONCARBON GENERATION
More than 4,200 megawatts(1)
23% of total generation capacity
(1) Net MW owned in operation and under
 construction as of December 31, 2009
United Kingdom
Philippines

• Berkshire Hathaway ownership allows focus to be on managing medium-
   to long-term risks, which promotes long-term sustainability
 – Bondholder friendly
• No dividend requirement
 – Cash flow is retained in the business and used to help fund growth and improve credit metrics
• Access to capital from Berkshire Hathaway allows MEHC to take advantage of market opportunities
• Berkshire Hathaway is a long-term holder of assets, and its never-sell philosophy promotes stability and helps make MEHC the buyer of choice
Berkshire Hathaway Ownership Benefits

Berkshire Hathaway Equity Commitment
• Equity commitment from AA+ rated parent
 – The $3.5 billion commitment has been amended such that the maturity date has been extended for three years to February 28, 2014, and on March 1, 2011, the commitment will be changed to $2.0 billion
 • The $2.0 billion level reflects lower debt maturities at MEHC and a reduced need for equity contributions into our regulated subsidiaries
 – Access to capital even in times of utility sector and general market stress
  No other utility has this quality of explicit financial support
 – Commitment can only be drawn for two purposes:
 • Paying MEHC parent debt when due
 • Funding the general corporate purposes and capital requirements of MEHC’s regulated subsidiaries
 – Agreement requires funding within 180 days of request
 – Future mergers and acquisitions funded separate from this agreement

United Kingdom 8.1%
Philippines 1.4%
Iowa 23.5%
Other 0.6%
FERC 10.4%
South Dakota 1.3%
Illinois 11.1%
California 0.9%
Idaho 2.6%
Washington 3.5%
Wyoming 7.4%
Oregon 10.9%
Utah 18.3%

CalEnergy & HomeServices 4.8%
Kern River 8.2%
MidAmerican Funding 20.6%
Northern Natural Gas 10.2%
CE Electric UK 14.3%
PacifiCorp 41.9%

• Diversification of revenue sources reduces regulatory concentrations
• In 2009, 95% of EBITDA came from investment grade subsidiaries
Consolidated EBITDA(2): $3.7 Billion
MEHC 2009
(1) Excludes HomeServices, which has operations in 20 states and adds further diversification, and equity income from CalEnergy
(2) EBITDA represents operating income plus depreciation and amortization; percentages based on $3.9 billion of EBITDA which excludes Corporate/other of $(190) million
MEHC 2009
Energy Revenue(1): $10.2 Billion
Revenue and EBITDA Diversification

Billions
$37.5
$30.0
$22.5
$15.0
$7.5
$0.0
$11.9
$24.0
$26.2
$28.5
$30.9
2005
2006
2007
2008
2009

Billions
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$3.4
$8.0
$9.3
$10.2
$12.6
2005
2006
2007
2008
2009

Millions
$2,000
$1,500
$1,000
$500
$0
$563
$916
$1,189
$1,204
$1,157
2005
2006
2007
2008
2009

Millions
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$1,311
$1,923
$2,335
$2,587
$3,572
2005
2006
2007
2008
2009

MEHC Financial Summary
Net Income Attributable to MEHC
MEHC Shareholders’ Equity
Property, Plant and Equipment (Net)
Cash Flows from Operations
$1,850
(1)
(1) $1,850m net income includes $646m of after-tax gains related to the termination fee and profit from the investment in Constellation Energy
(2) $1,210m net income excludes a $75m after-tax charge for stock-based compensation and $22m of after-tax income from the sale of Constellation
 Energy shares
(3) $2,587m and $3,572m cash flows from operations include $175m and $128m for 2008 and 2009, respectively, related to the termination fee and profit from the investment in Constellation Energy
(3)
(3)
$1,210
(2)

MIDAMERICAN ENERGY HOLDINGS COMPANY

Operating income ($ millions)	Years Ended December 31, 2009	2008	2007
PacifiCorp	$ 1,079	$ 952	$ 917
MidAmerican Funding	469	590	514
Northern Natural Gas	337	457	308
Kern River	221	305	277
CE Electric UK	394	514	555
CalEnergy Generation - Foreign	113	103	142
CalEnergy Generation - Domestic	15	15	12
HomeServices	11	(58)	33
Corporate/other	(174)	(50)	(70)
Total operating income	2,465	2,828	2,688
Interest expense	(1,195)	(1,198)	(1,184)
Interest expense on MEHC subordinated debt - Berkshire	(58)	(111)	(108)
Interest expense on MEHC subordinated debt - other	(22)	(24)	(28)
Capitalized interest	41	54	54
Interest and dividend income	38	75	105
Other, net	146	1,188	112
Income before income tax expense and other	1,415	2,812	1,639
Income tax expense	(282)	(982)	(456)
Other	24	20	6
Net income attributable to MEHC	$ 1,157	$ 1,850	$ 1,189

Segment Information

Consolidated Balance Sheet Data ($ millions)	As of December 31, 2009	2008	2007
Total assets	$ 44,684	$ 41,441	$ 39,216
Short-term debt	179	836	130
Long-term debt, including current maturities:			
MEHC senior debt	5,371	5,121	5,471
MEHC subordinated debt	590	1,321	1,125
Subsidiary debt	13,791	12,954	13,097
Total MEHC shareholders' equity	12,576	10,207	9,326
Noncontrolling interests	267	270	256
Total Equity	12,843	10,477	9,582

Capital Expenditures ($ millions)	Years Ended December 31, 2009	2008	2007
PacifiCorp(1)	$ 2,328	$ 2,097	$ 1,518
MidAmerican Funding	439	1,473	1,300
Northern Natural Gas	177	196	225
Kern River	73	24	15
CE Electric UK	387	440	422
Other	9	15	32
Total Capital Expenditures	$ 3,413	$ 4,245	$ 3,512

Segment Information
(1) PacifiCorp includes the acquisition of Chehalis in 2008

– Zero dividends paid to Berkshire Hathaway allows an accelerated improvement in credit ratios

	2009	2008	2007	2006	2005
FFO/Interest[(1)]	3.9x	3.3x	3.0x	3.2x	2.8x
FFO/Debt[(2)]	17.7%	14.8%	12.7%	12.8%	12.9%
Debt/Capital[(3)]	59.0%	61.6%	63.6%	63.4%	66.3%

(Issuer or senior unsecured ratings unless noted)

	Moody's	S&P	Fitch
MidAmerican Energy Holdings Company	Baa1	BBB+	BBB+
MidAmerican Energy Company	A2	A-	A
PacifiCorp[(4)]	A2	A	A-
Northern Natural Gas Company	A2	A	A
Kern River Funding Corp.[(4)]	A3	A-	A-
Northern Electric Distribution Ltd	A3	A-	A
Yorkshire Electricity Distribution plc	A3	A-	A

Credit Metrics and Ratings
(1) Interest excludes interest on MEHC subordinated debt
(2) Debt excludes MEHC subordinated debt
(3) MEHC subordinated debt excluded from Debt but included in Capital
(4) Ratings for PacifiCorp and Kern River are senior secured rating
• MidAmerican Energy Holdings Company Key Ratios
• Ratings

• MEHC and its subsidiaries will spend approximately $12.3 billion over the next five years for development and maintenance capital expenditures. This is a decrease of $3.1 billion from last year's projection for 2010-2014.

$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$(500)
$(1,000)
$(1,500)
$ in Millions
2005A 2006A 2007A 2008A 2009A 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019
Capital Expenditures - variance to prior year projection
Cash Flow from Operations
Capital Expenditures (including Chehalis acquisition)

Projected Capital Expenditures
and Cash Flows

3,500
3,000
2,500
2,000
1,500
1,000
500
-
$ Millions
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
PacifiCorp
MidAmerican Funding
CE Electric UK
NNG, Kern River & Other

	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
MEHC Parent	$ -	$ -	$ (750)	$ -	$ (250)	$ -	$ -	$ -	$ (650)	$ -
PacifiCorp	(15)	(587)	(17)	(261)	(253)	(122)	(57)	(52)	(586)	(350)
MidAmerican Funding	-	(200)	-	-	-	-	-	-	-	-
MidAmerican Energy	-	-	(400)	(275)	(350)	-	-	(250)	(350)	-
Northern Natural Gas	-	(250)	(300)	-	-	(100)	-	-	(200)	-
Kern River	(79)	(81)	(81)	(80)	(81)	(85)	(190)	(62)	(130)	-
CE Electric UK[2]	-	-	-	-	-	-	-	-	-	-
	$ (94)	$ (1,118)	$ (1,548)	$ (616)	$ (934)	$ (307)	$ (247)	$ (364)	$ (1,916)	$ (350)

Projected Capital Expenditures
and Debt Maturities
Projected Capital Expenditures
Long-Term Debt Maturities(1)
(1) Excludes subordinated debt, capital leases and nonregulated project debt
(2) Debt maturities at CE Electric UK exclude maturities at CE UK Gas
($ millions)

$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$ in Millions
$125
$240
$645
$1,395
$585
$240
$645
$1,355
$552
$240
$530
$630
$479
$240
$530
$630
$479
2010
2011
2012
2013
MEHC
PacifiCorp
MEC
CE Electric UK
HomeServices

Current Credit Facilities
(3) Credit facilities at MEHC, PacifiCorp and MidAmerican Energy Company expire on July 6, 2013
(1)
(2) Credit facility at CE Electric UK expires March 2013; assumes 1.60 $/£ exchange rate
$2,990 Total
$2,792 Total
$1,879 Total
$1,879 Total
(1) Credit facility at HomeServices expires on December 31, 2010
(2)
(3)

Financing Plan 2010-2011
• PacifiCorp anticipates a 2011 debt issuance to, in part, refinance its $500 million November 2011 maturity
• Northern Natural Gas anticipates a 2011 debt issuance to, in part, refinance its $250 million June 2011 maturity
• MidAmerican Energy Company will issue if additional wind generation capital expenditures are economic
• Yorkshire Electricity and Northern Electric plan debt issuances in 2010 and 2011 to support distribution business growth
• Kern River 2010 and Apex expansions
• Geothermal plants in Imperial Valley, California, for potential 150 MW expansion
• Electric Transmission Texas, LLC issued $225 million in early 2010 with additional issuances likely later in 2010 and 2011

Questions

9th St SE
10th St SE
11th St SE
12th St SE
13th St SE
15th St SE
17th St SE

2010 Fixed-Income Investor Conference
Richard Walje
President – Rocky Mountain Power

WASHINGTON
MONTANA
OREGON
IDAHO
WYOMING
CALIFORNIA
NEVADA
UTAH
COLORADO
ARIZONA
NEW MEXICO
PacifiCorp service area
Coal plants (11 total)
Natural gas plants (6 total)
Geothermal and other (2 total)
Hydro systems (47 total plants)
Wind plants (12 total)
Wind plants under construction (1 total)
Coal mines (3 total)
PacifiCorp-owned primary transmission lines
Transmission access (a)

Overview
(1)  Net MW owned in operation and under construction as of
 December 31, 2009
• Headquartered in Portland, Oregon
• 6,447 employees
• 1.7 million electricity customers
• 10,594 net MW generation
 capacity(1)
• Generating capacity by fuel type(1)
 – Coal                                              58%
 – Natural gas   21%
 – Hydro  11%
 – Wind, geothermal & other       10%
(a) Access to other entities’ transmission lines through wheeling arrangements

Business Update
• Rocky Mountain Power’s commitment to employee safety
 was recognized both at the state and national level. Currently ranked in the top 6% of the industry (EEI survey).
• Rate case settlements with fair revenue results in Utah,
 Wyoming and Idaho.
• Retail load in 2009 was 34,256 GWh, a 3.2% decrease from
 2008, primarily a recession impact on industrial customers.
 Load is anticipated to rebound with a 3.0% increase in 2010 and a 2.6% increase in 2011.
• Network reliability improved over the last 5 years, with the system average interruption duration index improving by 8%
 and the system average interruption frequency index by 13%.
Rocky Mountain Power service territory
• Wyoming HB 101 (passed) imposes a $1 per MWh wind generation tax beginning in 2012.
 This is the first wind tax in the nation. Estimated 2012 impact is less than $2.0m for Rocky
 Mountain Power.
• Utah SB 47 (passed) sets state policy to encourage direct load control programs. This is a first-in-the-nation law to permit an opt-out load control program.

Business Update – 2010 Challenges
• Given the economic uncertainty, Rocky Mountain Power has
 implemented a risk reduction and economic recovery plan that includes:
– Continued focus on efficiency and cost reductions
 • Automated meter reading projects in Rock Springs, Wyoming, and Cedar City and
 Smithfield, Utah
 • Encouraging customers to use the company’s Web, paperless billing and electronic payment
– Continuing to work with at-risk customers
 • Bad debt expense increased from $4.1 million in 2007 to $6.1 million in 2008 and
 $5.9 million in 2009
 • Net write-offs of 0.27% of retail revenue are still below the industry average of
 0.74% of retail revenue
– Prioritizing capital spending to respond to the economic recovery
 • New connect activity rebounding in the Salt Lake Valley starting in the 4th quarter of 2009
 • Monthly review of large industrial loads and projections for load growth
 • Continuing to monitor economic recovery in Utah, Wyoming and Idaho and update capital allocation

Regulatory Highlights
• Utah
 – 2008 rate case settled for an annual increase of $45 million (3%) effective
 May 2009
 – 2009 rate case order resulted in annual increase of $32 million (2%) effective
 February 2010
 • Includes a 8.34% cost of capital, reflecting a 10.6% authorized return on equity
 – Commission order to proceed to second phase of Energy Cost Adjustment
 Mechanism
 • Parties will now address design considerations
 – PacifiCorp filed an alternative cost recovery application requesting a rate increase of $34 million (2%) associated with $561 million on two major construction projects expected to be completed and in-service by June 2010; a ruling is expected July 1, 2010

Regulatory Highlights
• Wyoming
 – 2008 rate case settled for $18 million (4%) effective May 2009
 – Power Cost Adjustment Mechanism effective, $7 million recovery authorized beginning September 2009; annual filing in January 2010 requesting recovery of $8 million in deferred net power costs
 – General rate case filed in October 2009 requesting an increase of $71 million based on test period ending December 2010; new rates expected to be effective
 August 2010
• Idaho
 – 2008 general rate case settled for an annual increase of $4 million (3%) for noncontract retail customers effective April 2009; also found acquisition of
 Chehalis generating facility prudent
 – Energy Cost Adjustment Mechanism implemented with effective date of July 1,
 2009; February 2010 filing by PacifiCorp requesting recovery of $2 million in deferred net power costs

2010 Fixed-Income Investor Conference
Pat Reiten
President – Pacific Power

Business Update
Pacific Power service territory
• Pacific Power has a 50% reduction in lost-time cases
 (lower severity of incidents)
• Rate case settlements with fair revenue results –
 Washington, Oregon and California
• Retail load was 18,454 GWh in 2009 vs. 18,982
 GWh in 2008, a 2.8% decrease, and is anticipated to
 decrease 2.4% from 2009 to 2011
• Significant progress in the Energy Gateway
 transmission expansion; the first line segment fully
 in-service December 31, 2010
• Signed settlement agreement with federal, state and
 other parties concerning the Klamath hydroelectric
 system
• Network reliability has remained relatively
 consistent over the last five years
• Signed contract with an employee union
• Initiated six-state enhanced customer
 communication campaign

Business Update – 2010 Challenges
• Managing costs, identifying savings and operating below 2005 run rates
 - Carefully review staffing requirements
 - Assure contract and spending discipline
 - Engage employees
• Bad debt expense was $5.9 million in 2009 vs. $8.6 million in 2008 mainly due to improved communications with customers whose accounts were delinquent
• Taking action regarding customers and carefully managing risks, including investment, credit, customer debt and load forecasts
 - Monitor all key customers; deposits and prompt payments required
 - Communicate through quarterly meetings, regional customer conferences, and key account services and outreach, targeting economically stressed

Regulatory Highlights
• Oregon
 – Power costs update increase of $4 million effective January 1, 2010, through the
 Transition Adjustment Mechanism
 – Order approving 2009 general rate case settlement authorized annual increase of
 $42 million (4%) effective February 2010; also approved tariff riders to collect
 $8 million over three years
 – Filed 2010 general rate case requesting an increase of $130.9 million (13.1%)
 • Includes Populus to Terminal segment of transmission plan, two new wind resources, environmental improvement projects at Dave Johnston plant, system reliability, hydro relicensing and other investments; if approved, new rates to take effect January 1, 2011
 – Initial filing for 2011 Transition Adjustment Mechanism supports an increase of
 $69.1 million (7.0%); filing will be updated and adjusted during the year with new rates effective January 1, 2011
• Washington
 – Washington Utilities and Transportation Commission approved an all-party settlement of general rate case resulting in annual increase of $14 million (5%)
 effective January 1, 2010

PACIFIC POWER
A DIVISION OF PACIFICORP

- **California**
  - Filed general rate case requesting an annual increase of $8 million (10%) with new rates effective January 1, 2011
  - California Public Utilities Commission approved energy cost adjustment clause rate reduction of $5 million (5%) effective January 1, 2010
  - Annual Post Test-year Adjustment Mechanism attrition adjustment filed in October 2009 requesting an increase of $1 million (1%); new rates became effective January 1, 2010
  - In February 2009 filed Post Test-year Adjustment Mechanism for major capital additions amounting to a rate increase of $1 million (2%); filing included four major renewable resources – Seven Mile Hill, Glenrock, Glenrock III and Rolling Hills and the rates became effective March 2009
  - In October 2009 filed Post Test-year Adjustment Mechanism for major capital additions amounting to a rate increase of $1 million (1%); filing included two major renewable resources – High Plains and McFadden Ridge I and the rates became effective November 2009

Regulatory Highlights

PACIFIC POWER
A DIVISION OF PACIFICORP

WESTSIDE
McNary
A
Walla Walla
MONTANA
OREGON
IDAHO
Hemingway
GATEWAY WEST
WYOMING
Windstar
E
Aeolus
Cedar Hill
Populus
D
Bridger
GATEWAY CENTRAL
B
Terminal
Limber
Oquirrh
F
C
GATEWAY SOUTH
Mona
Sigurd
G
UTAH
Red Butte
PacifiCorp service area
Planned transmission lines:
500 kV minimum voltage
345 kV minimum voltage
230 kV minimum voltage
Transmission hub
Existing substation
A Walla Walla to McNary
B Populus to Terminal
C Mona to Oquirrh
D Windstar to Populus
E Populus to Hemingway
F Aeolus to Mona
G Sigurd to Red Butte

This map is for general reference only. It may not reflect the final routes or construction sequence.

Energy Gateway
Transmission Expansion
• Highlights
– Approximately 2,000 new line
 miles
– More than 100 communities
– Five new substations
– More than 150 million pounds
 of conductor
– PacifiCorp investment of more
 than $6 billion
Energy Gateway Transmission Expansion Plan
(1,500 MW build-out configuration)
• Key Principles
– Secure capacity for the long-
 term benefit of customers
– Support multiple resource
 scenarios
– Secure regulatory and
 community support
– Build it

PACIFIC POWER
A DIVISION OF PACIFICORP

POPULUS SUBSTATION
DOWNEY
15
MALAD CITY
IDAHO
UTAH
84
TREMONTON
HONEYVILLE
BRIGHAM CITY
WILLARD
BEN LOMOND SUBSTATION
OGDEN
GREAT SALT LAKE
15
SALT LAKE CITY
80
TERMINAL SUBSTATION
SUBSTATION
WEST VALLEY CITY
NEW TRANSMISSION LINE ROUTE

Energy Gateway
Current Construction
• Gateway Central
 –  Populus to Terminal
 • 135 miles – double-circuit
 345kV construction
 • In-service date:
 – Ben Lomond to Terminal –
        June 2010
 – Populus to Ben Lomond –
 December 2010
 • Status
 – Contract award October 2008
 – Commenced February 2009
 • Regulatory recovery process
 underway

GREAT SALT LAKE
SALT LAKE CITY
GADSBY
TERMINAL
WEST VALLEY
SALT LAKE COUNTY
TOOELE
OQUIRRH
LIMBER
CAMP WILLIAMS
UTAH COUNTY
LAKE SIDE
TOOELE COUNTY
PROVO
UTAH LAKE
JUAB COUNTY
CURRANT CREEK
MONA
Potential substation siting area
Rocky Mountain Power proposed route
Power plant
Substation
Map not to scale

Energy Gateway
Current Construction
• Gateway Central
 – Mona to Oquirrh
 • 114 miles – double-circuit
 345 kV and single-circuit
 500 kV construction
 • In-service 2013-2014
 • Permitting and bid process
 underway

PACIFIC POWER
A DIVISION OF PACIFICORP

MONTANA
OREGON
IDAHO
WYOMING
COLORADO
UTAH
McNary
Walla Walla
Hemingway
Cedar Hill
Populus
Bridger
Windstar
Aeolus
Terminal
Limber
Oquirrh
Mona
Sigurd
Red Butte
GATEWAY SOUTH
PacifiCorp service area
Planned transmission lines:
500 kV minimum voltage
345 kV minimum voltage
230 kV minimum voltage
Transmission hub
Existing substation

This map is for general reference only. It may not reflect the final routes or construction sequence.

Energy Gateway Progress Update
• Gateway South
 – Aeolus to Mona
 • 395 miles – single-
 circuit 500 kV
 construction
 • In-service 2017 – 2019
 • Permitting initiated
 – Sigurd to Red Butte
 • 165 miles – single-
 circuit 345 kV
 • In-service 2014
 • Permitting underway

PACIFIC POWER
A DIVISION OF PACIFICORP

WESTSIDE
McNary
Walla Walla
MONTANA
OREGON
IDAHO
Hemingway
GATEWAY WEST
WYOMING
Windstar
Aeolus
Cedar Hill
Populus
Bridger
Terminal
Limber
Oquirrh
Mona
COLORADO
Sigurd
UTAH
Red Butte
PacifiCorp service area
Planned transmission lines:
500 kV minimum voltage
345 kV minimum voltage
230 kV minimum voltage
Transmission hub
Existing substation

This map is for general reference only. It may not reflect the final routes or construction sequence.

Energy Gateway Progress Update
• Gateway West
 – Windstar to Populus to
 Hemingway
 • 1,050 miles – single-
 circuit 500 kV and
 single-circuit 230 kV
 construction
 • In-service 2014 – 2018
 • Permitting underway
• Westside
 – Wallula to McNary
 segment under
 development
 – Exploring development
 west of Hemingway

2010 Fixed-Income Investor Conference
Micheal Dunn
President – PacifiCorp Energy

Resource Portfolio
(1)  Net MW owned in operation and under construction as of December 31, 2009
10,594 net MW generation capacity(1)
• 6,116 MW coal-fueled generation
• 2,232 MW gas-fueled generation
• 1,158 MW hydroelectric
• 1,032 MW wind
• 34 MW geothermal
• 22 MW other
CA
NV
AZ
UT
WY
OR
WA
MT
CO
ID
Pacific Power Service Territory
Coal Plants
Natural Gas Plants
Wind Projects
Coal Mines
Geothermal and Other
Hydro Systems
Rocky Mountain Power Service
Territory

PACIFICORP ENERGY
A DIVISION OF PACIFICORP

Wind,
Geothermal
& Other
1%
Hydroelectric
14%
Natural Gas
13%
Coal
72%

Wind,
Geothermal &
Other
10%
Hydroelectric
11%
Natural Gas
21%
Coal
58%

Generating Capability (MW)
by Fuel Type
March 31, 2006
December 31, 2009
(1) Net MW owned in operation and under construction
8,470 MW (1)
10,594 MW (1)

PACIFICORP ENERGY
A DIVISION OF PACIFICORP

Facility	Location	Installed	Net Capability (MW)
Foote Creek	Arlington, WY	1999	33
Leaning Juniper 1	Arlington, OR	2006	101
Marengo	Dayton, WA	2007	140
Glenrock	Glenrock, WY	2008	99
Seven Mile Hill	Medicine Bow, WY	2008	99
Goodnoe Hills	Goldendale, WA	2008	94
Marengo II	Dayton, WA	2008	70
Seven Mile Hill II	Medicine Bow, WY	2008	20
Rolling Hills	Glenrock, WY	2009	99
Glenrock III	Glenrock, WY	2009	39
High Plains	McFadden, WY	2009	99
McFadden Ridge I	McFadden, WY	2009	28
Dunlap I	McFadden, WY	2010(1)	111
		Total	1,032

(1) Dunlap I under construction to be completed by the end of 2010

Wind Resource Additions
PacifiCorp’s owned wind-powered generation resource portfolio is composed of the following projects:
• MEHC Renewable Energy Commitment:
 – PacifiCorp expects to exceed the 2015 commitment to acquire at least 1,400 MW of new cost-effective renewable resources by the end of 2010 with a combination of owned and purchased power agreements

PACIFICORP ENERGY
A DIVISION OF PACIFICORP

16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
Megawatts
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2012 Resource Gap:
1,260 MW
2019 Resource Gap:
3,170 MW
Planning Reserves
West Existing Resources
East Existing Resources
Load + Sales + Reserves
Load + Sales

Future Resource Requirements
• Near-term resource gaps addressed with demand response programs, energy efficiency, and firm market purchases; long-term resource gaps will also be addressed with thermal generation and renewables

Future Generation
• Long-term mix and timing of resources largely will depend on the specifics of climate change, renewable portfolio requirements and comparative resource type economics
• In response to regulatory uncertainty, the company is planning for a diverse resource mix consisting of:
 – Wind and other types of renewable resources
 – Natural gas-fueled generation
 – Firm market purchases
 – Demand-side management, including both dispatchable load control and energy efficiency measures

Impact of Economy on
Capital Requirements
 Given lower load growth, capital projects were deferred or removed which totaled $1.3 billion in reduction between 2010 and 2014
 – Deferral of two natural gas-fueled plants; one from 2012 to 2015 and another from
 2013 to 2017
 – Postponement of 260.5 MW of wind resource acquisitions from 2012-2016 until after 2016
 • Aligns with planned in-service date of Energy Gateway transmission in
 Wyoming, which is necessary to access low cost wind resources in Wyoming
 • Maintains state and potential federal renewable portfolio standard requirements and exceeds MidAmerican Energy Holdings Company acquisition commitments
 • Deferred gas and wind generation projects are replaced with economic, flexible purchased power in the interim
 – A general reduction in overall capital spending

Questions

2010 Fixed-Income Investor Conference
Bill Fehrman
President – MidAmerican Energy Company

Overview
Wind Projects
MidAmerican Energy
Service Territory
Major Generating Facilities
(1) Net MW owned as of December 31, 2009
SD
NE
KS
MO
IL
WI
MN
IA
• Headquartered in Des Moines, Iowa
• 3,567 employees
• 1.4 million electric and natural gas
 customers in four Midwestern states
• 6,443 net MW generation
 capacity(1)
• Generating capacity by fuel type(1)
 – Coal   52%
 – Natural gas  20%
 – Wind   20%
 – Nuclear  7%
 – Other    1%

Business Update
• Customer Service
 – One of the top ranked utilities in the Midwest region according to 2009 customer satisfaction studies by J.D. Power and Associates
 – Regulated bad debt expense decreased from $11.2 million in 2008 to $10.1 million in 2009
 – Expanded energy efficiency programs to Illinois, South Dakota and Nebraska to provide our customers with an opportunity to better manage their energy costs
• Employee Commitment
 – 2010 is showing improvement in safety performance in numbers of accidents
 – Focused on control of benefit costs and overall staffing levels

Business Update
• Financial Strength
 – Maintained strong financial results despite economic slowdown and cooler than normal summer weather – regulated electric retail sales were 3.6% lower in 2009 than 2008 and regulated electric wholesale margins were $104.7 million lower in 2009 than 2008
 – Successfully implemented cost containment efforts to lower both capital and O&M spending in
 2009 and achieved income tax benefits; continue with aggressive cost containment efforts in
 2010
 – 2009 net income up 2.0% to $350 million with a return on average equity of 12.7%
 – Base electric rate stability for Iowa customers through 2013 – opportunity for rate relief if returns fall below 10%
 – Significantly higher operating cash flows in 2009 due to 2008 wind projects and other income tax benefits for the year
 – Experiencing an increase in 2010 retail sales but significant winter storms in January resulted in increased O&M and capital expenditures of approximately $26.5 million in total
 – MidAmerican Energy Company is in a long generation position with a diversified portfolio, which will be a significant strategic advantage as markets regain strength and new federal environmental programs are enacted

Business Update
• Environmental Respect
 – Continued investment in emissions control projects
 • Low NOx combustion systems at all coal-fueled units
 • Dry scrubber and baghouse projects installed at Louisa Generating Station and
 Walter Scott, Jr. Energy Center Unit 3
• Regulatory Integrity
 – Focus is on a balanced outcome for our customers, communities, regulators and legislators
 – Significant use of binding rate-making principles in Iowa in advance of construction provides for greater regulatory certainty during future rate cases while meeting the expectations of policymakers and regulators
 – Approximately 40% of Iowa electric rate base subject to advanced rate-making principles
 – Working with regulators, legislators and other stakeholders to promote legislation allowing for recovery of expenses up to $5 million per year for no more than three years to consider potential sites for nuclear generation in Iowa

Business Update
• Operational Excellence
 – Significant operational focus on minimizing plant emissions
 – Walter Scott, Jr. Energy Center Unit 4 maintenance outage in 2010
 – Seamlessly entered the Midwest ISO as a transmission owning member
 September 1, 2009
 • MidAmerican generation plants have set several production records since entering the market
 – Automated meter reading
 • Project completed in October 2009, six months ahead of schedule
 • 599,507 electric meters and 534,343 gas meters were changed out
 • Ability to collect meter reads within the billing window rose from 93.75% in
 2007 to 98.8% in 2009

• 1,284 MW owned and operated, which ranks MidAmerican Energy
 Company No. 1 in wind generation ownership among rate-regulated utilities in the United States
• Continue to improve MidAmerican Energy Company’s overall carbon footprint
Wind Project Summary
(1) Including AFUDC
		Year	Net MW
Facility	Location	Installed	Owned	Capital (1)
Intrepid	Schaller, IA	2004-2005	176
Century	Blairsburg, IA	2005-2008	200
Victory	Westside, IA	2006	99
Pomeroy	Pomeroy, IA	2007-2008	256
Adair	Adair, IA	2008	175
Carroll	Carroll, IA	2008	150
Charles City	Charles City, IA	2008	75
Walnut	Walnut, IA	2008	153

Total Wind Installed at 12/31/2009			1,284	$2.2 Billion

• MidAmerican Energy Company reached a settlement on rate-making principles with the Iowa Office of Consumer Advocate for the development of up to 1,001 MW additional wind generation
• MidAmerican Energy Company filed a rate-making principles application filing with the Iowa Utilities Board March 24, 2009
• Iowa Utilities Board approved the application on December 14, 2009
 – A challenge to the Iowa Utilities Board order has been filed in Iowa District Court
• Key provisions of the Iowa Utilities Board order are:
 – Develop up to 1,001 MW of new wind generation by December 31, 2012, but not more than
 500 MW completed in 2012
 – Return on equity of 12.2% in all future Iowa rate proceedings
 – Projects that do not exceed stipulated cost cap levels (installed cost/kW) are not subject to prudence or other regulatory review
 – Depreciable life for wind generation is 20 years
Future Wind

Nuclear & Other 11%
Wind 0%
Natural Gas 19%
Coal 70%

Nuclear & Other 8%
Wind 20%
Natural Gas 20%
Coal 52%

Generating Capacity by Fuel Type
December 31, 2000
December 31, 2009

(1) Net MW owned
4,086 MW (1)
6,443 MW (1)

MWh Generated
CO2 Emissions
35,000,000
30,000,000
25,000,000
20,000,000
15,000,000
10,000,000
5,000,000
0
1,850
1,800
1,750
1,700
1,650
1,600
1,550
1,500
1,450
1,400
2000
2003
2005
2007
2009
MWh Generated
Lbs CO2 / MWh

Wind Benefit –
Decreasing Carbon Footprint
Note: MidAmerican Energy Company sold the environmental attributes of some of this generation to third parties and values do not represent the carbon footprint of energy delivered to MidAmerican Energy Company’s retail customers

Ongoing Risk Mitigation
• Continued cost containment efforts
 – Fewer contractors
 – Manage head count
• Minimize counterparty credit risk through collateral offsets and other provisions
• Continue to pursue hedging strategies to minimize market risk
• Balanced unregulated retail portfolio
• Evaluating transmission opportunities that will enhance the value of generation resources
• With 27% of generating capacity currently provided by noncarbon sources and authorization to construct up to an additional 1,001 MW of wind generation in Iowa, MidAmerican Energy Company is well-
 positioned to meet the long-term needs of its customers in an environmentally responsible manner

Questions

2010 Fixed-Income Investor Conference
Mark Hewett
President – Northern Natural Gas Company

Overview
TX
OK
KS
NE
SD
MN
WI
IA
• Headquartered in Omaha, Nebraska
• 878 employees
• 15,000-mile interstate natural gas
 transmission pipeline system
• Market area design capacity of 5.5 Bcf/day
 plus 2.0 Bcf/day field area delivery
 capacity
• Five natural gas storage facilities with a
 total firm capacity of 73 Bcf and more than
 2.0 Bcf of peak day delivery capability
• Access to six major supply basins
• Annual deliveries of more than 920 Bcf

Recent Accomplishments
• Continued favorable operating results in 2009
 – Continued to demonstrate financial strength during the economic crisis
 – Completed several Northern Lights expansion projects, including Zone EF expansion adding almost 110,000 dth per day of additional market area capacity
 – Identified and executed on sustainable cost-reduction and revenue-growth strategies of $16 million
 – Increased the integrity and reliability of the pipeline while managing operating costs and staffing
• In the 2010 Mastio & Company pipeline industry survey report,
 Northern was ranked No. 1 out of 16 Mega Pipelines and tied for No. 2 out of 43 interstate pipelines in customer satisfaction

Strong Market and Competitive Position
• Strategic location in high-demand, upper Midwest market areas
• Retains competitive advantage by providing delivery to city gates in
 Northern’s upper Midwest market area
• Expanding electric generation and other end-use markets enabled
 Northern to establish daily peak delivery record in January 2009
• Customer base dominated by local distribution companies
• Lowest transportation cost of natural gas to customers in the upper
 Midwest
• Provides customers with flexibility to access multiple supply basins
 – Hugoton, Permian, Anadarko, Rocky Mountain, Williston and Canada

Storage
14%
Transportation
- Field
16%
Transportation
- Market
70%

2010-2011
18%
2012-2015
32%
2016-2018
25%
2019+
25%

Revenue Stability
Market Area Transportation
Contract Maturities (1)
(1) Based on MDQ (Maximum Daily Quantities of market area
 entitlement in decatherms)
Transportation & Storage Revenue
• 70% of 2009 market area transportation revenue was derived from local distribution companies
• 56% of 2009 storage revenue resulted from long-term firm contracts, with an average remaining contract life of approximately 8 years
• 50% of market area capacity is contracted beyond 2015
• Shippers that do not meet our tariff credit standards are required to post collateral

Shale Gas
Tight Sands Gas
Kern River
Gas Transmission
Northern Natural
Gas Company
Marcellus
Granite
Wash
Fayetteville
Woodford
Barnett
Haynesville
Eagle Ford

• Northern’s system accesses Granite
 Wash tight sands
• Working with several customers to
 attach incremental supply to its
 system from this play; however,
 market prices continue to support
 movement of gas to the east
• Continued shale development
 should improve the prospects for
 gas demand due to increased supply
 availability
• Change in gas flow patterns across
 the U.S. is likely as nontraditional
 supply is developed and brought to
 market
Shale Gas Opportunities

Section 5 Rate Proceeding
• Section 5 of the Natural Gas Act allows any party or the Federal Energy
 Regulatory Commission to challenge the current rates or service of an interstate pipeline as no longer being just and reasonable
 – FERC staff and intervenors have the burden of proof
 – Rate changes are prospective only and no service changes
• FERC issued order on November 19, 2009
 – First time in more than 20 years (Order was initiated by FERC)
 – Evaluation based solely on 2008 Form 2 information
 – Commission concluded:
 • Northern’s calculated cost of service indicates an over recovery of $167.4 million
 • Commission calculated return on equity of 24.4%
 – Northern submitted a cost and revenue study on February 4, 2010
 • Northern study indicated an under recovery of $63 million and an 8% return on equity
 – Set for hearing-expedited schedule
 • Initial decision (ALJ) by November 15, 2010
 • Commission decision not expected before the first quarter of 2011

Overall Strategy
• Aggressively challenge appropriateness of Section 5 proceeding
• Demonstrate existing rates are just and reasonable
• Take control of the Section 5 proceeding by filing a Section 4 general rate case proceeding
• Propose service and rate design changes in the Section 4
 proceeding that redistribute operating and financial risk between the company and its customers
• Prepare to litigate
• Support customer driven settlement discussions to terminate
 Section 5 proceeding

2010 Fixed-Income Investor Conference
Gary Hoogeveen
President – Kern River Gas Transmission Company

Overview
CA
NV
WY
UT
AZ
• Headquartered in Salt Lake City, Utah
• 162 employees
• 1,700-mile interstate natural gas
 transmission pipeline system
• Delivers natural gas from Rocky
 Mountain basin to markets in Utah,
 Nevada, California and Arizona
• Design capacity: 1.8 million Dth per
 day of natural gas

2009
2008
2007
2006
2005
2004
1,500,000
1,700,000
1,900,000
2,100,000
2,300,000

• Pipeline of choice to Southern
 California and Las Vegas
• Delivered approximately 22%(1) of
 California’s demand for natural gas
• During 2009, scheduled throughput
 averaged 123% of design capacity
• Ranked No. 2 out of 43 interstate
 pipelines in 2010 Mastio & Company
 survey for customer satisfaction
• Two expansion projects developed to
 expand the pipeline capacity by 23%
Recent Accomplishments
Daily Average Scheduled Volume
Throughput in Dth
Design capacity
(1) Based on the 2009 California Gas Report

• Federal Energy Regulatory Commission order issued
 December 17, 2009
 – Minor adjustments to current rates
 – Hearing and settlement procedures for future rates
• Kern River filed compliance filings
• Ongoing settlement discussions with customers related
 to future rates after initial contract periods end
• Expect final order for current rates by second quarter
 2010
Rate Case

Powder River
Big Horn
Wind River
Overthrust
Green River
Salt Lake City
Uinta
Piceance
Ferron
KERN RIVER GAS TRANSMISSION
San Francisco
Paradox
San Juan
Las Vegas
Los Angeles
San Diego

Competitive Position
• Access to economical Rocky Mountain gas
 supplies
• Direct service to end-users avoids rate stacks of
 local distribution companies
• Relatively new system
 – Efficient
 – Low fuel rates
 – Limited cost for integrity management
• Reasonable market growth from incremental
 electric generation
 – 8,378 MW projected for California
 – 500 MW projected for Nevada
 • Kern River is the only major pipeline
 delivering gas from favorably priced Rocky
 Mountain supply basin directly to California
 – Ruby Pipeline – El Paso’s 1.5 Bcf/d pipeline
 from Rockies to Northern California is
 scheduled to be in-service in spring 2011
 • REX Pipeline – Kinder Morgan’s 1.8 Bcf/d
 pipeline, originating in the Rockies and
 delivering to Midwest and Eastern U.S.
 markets, became fully operational in
 November 2009

2009

Other Revenue 1%
Market Oriented Revenue 9%
Commodity Revenue 14%
Demand Revenue 76%

As of December 2009 (1)

2011-2013 12%
2016-2017 30%
2018+ 58%

Revenue Stability
Contract Maturities
Revenue Distribution
• 76% of revenue is from demand charges
• 88% of contracts mature after 2015
• Weighted average shipper rating of BBB+/Baa1
• Shippers that do not meet our tariff credit standards are required to post collateral
(1) Based on daily demand quantity

• Economically expand by 145,000 Dth
 per day
• Fully contracted with signed
 precedent agreements from 11
 shippers with a weighted average
 rating of BBB/Baa1
• Service to Southern California and
 Las Vegas
• $62 million capital cost
• Add 20,500 HP of incremental
 compression
• Restage existing compression
• Increase maximum allowable
 operating pressure from 1,200 psig to
 1,333 psig
• FERC certificate received June 2009
• Anticipated in-service April 2010
Las Vegas
Bakersfield
Los Angeles
Salt Lake
City
2010 Expansion Project
Muddy Creek

Apex Expansion Project
Mainline Expansion
• Economically expand by 266,000 Dth
 per day
• 20-year term contract with NV Energy
• Service to Las Vegas
• $373 million capital cost
• Close Wasatch Loop with 28 miles of
 36” pipe
• Add 78,000 HP of new compression at
 four locations and restage four existing
 compressors
• Filed for certificate authority from
 FERC December 2009
• Approval expected by October 2010
• Anticipated in-service November 1, 2011
Backhaul Capacity Contract
• New ability to receive 400 MDth/d of
 firm backhaul
• In-service April 1, 2009
Bakersfield
Los Angeles
Salt Lake
City
Apex Expansion Loop
Las Vegas
 Apex Expansion Pipe
 Existing Pipeline

Questions

2010 Fixed-Income Investor Conference
Phil Jones
President – CE Electric UK

CE Electric UK

Edinburgh
Leeds

	NEDL	YEDL
	Power Networks	
Territory	6,000 square miles	4,000 square miles
Circuit length	25,000 miles	33,000 miles
Customers	1.6 million	2.2 million
Employees	2,131

Overview
U.K.
London
Newcastle
• Predominantly a wires-only business
 serving 3.8 million electricity end-users –
 no generation or retail activity
• Two adjacent license areas allowing us to
 operate as a single business

Key Features of the U.K. Regulatory Regime

CE Electric UK

• Ofgem operates as the single energy regulator covering the gas and electricity markets.
• Price controls are set to recover Ofgem’s view of efficient costs over the next five years (fiscal year beginning April 1).
• The 14 distribution network operators are licensed to construct and maintain the electricity network within each geographic area; license requires a 25-year notice period to be served by the regulator.
• Transmission and distribution is subject to significant economic regulation, whereas generation, metering and retail operations are open to competition.
• The seven DNO ownership groups include different business models – CE
 Electric UK is one of three wires-only groups whereas other groups, for example
 EDF and E.ON, hold generation and retail in addition to distribution.
• DNOs bill retail companies for their use of the electricity network. This charge amounts to approximately 15 percent of an average domestic customer’s bill, or around £76 per year.

On balance, we are comfortable with the
DPCR 5 settlement
Negatives
Positives
Revenues increase annually by an average of 6.4% plus
 inflation from April 2010 – March 2015
• Revenues decoupled from volume risk
• Properly designed and calibrated incentive schemes
Cost allowances cover our projected costs
• Full funding of our forecasted indirect costs
• Funds an increased asset-related capital program
• Approval of our proposed outputs
Pension costs covered
• Full funding of distribution business pension costs
• Faster recovery of pension costs than in DPCR 4
Income taxes covered
• Tax-related revenues sufficient to meet projected taxes
• Protection against changes in tax legislation or
 accounting standards
Out-performance opportunities exist
• Already rewarded for provision of challenging forecasts
• The opportunity to enhance the base equity return
 through cost and service performance
Rate of Return
• Base equity return was under our targeted floor of 10.5%
 and set at ~ 9.4%
• Over the five-year period, approximately £100m of our
 cost recovery has been included as RAV and effectively
 defers recovery to 2015 and beyond relative to the
 DPCR 4 treatment

CE Electric UK

Potential equity returns (RORE)

20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
-2%
WPD S Wales
WPD S West
SSE Hydro
SSE Southern
CE YEDL
CE NEDL
CN East
CN West
ENW
EDFE SPN
EDFE EPN
EDFE LPN
SP Manweb
SP Distribution
Gearing @80%
Debt (+/- 0.5%)
Taxation trigger
Incentives - Customer satisfaction
Incentives - Interruptions
Incentives - Losses
Costs
Guaranteed standards
Plausible range of returns
Returns @ OFGEM allowances

Ofgem factored in outperformance
when it set the cost of capital
Assumes Ofgem
gearing, debt rates and
expenditure baselines are
matched
Source: Electricity Distribution Price Control Review Final Proposals Ref: 144/09 7 December 2009 Chapter 4 – Risks and rewards Page 58 Figure 4.2 -
Potential equity returns (RoRE) at 4.7 per cent WACC (vanilla)
Range of
possible
RORE
outcome

CE Electric UK

	Ofgem DPCR 5 2010/15 allowances £m	Ofgem DPCR 4 2005/10 forecast £m	Increase in allowances over DPCR 4 forecast £m	
Network investment	886.6	622.9	263.7	30%
Network operating costs	327.3	306.5	20.8	6%
Engineering indirect costs	273.9	218.0	55.9	20%
Business support overheads	219.6	189.9	29.7	14%
Nonoperational capital expenditures	56.1	44.2	11.9	21%
Total costs	1,763.5	1,381.5	382.0	22%

DPCR 5 RAV as determined by Ofgem
£m
1,250.0
1,000.0
750.0
500.0
250.0
-
2009/10
2010/11
2011/12
2012/13
2013/14
2014/15
NEDL
YEDL

RAV grows by £401m in real terms and
we aim to deliver outperformance
Notes:
1. All values are shown in 2007/08 prices.
2. Network investment is not directly comparable because outputs are more clearly specified in DPCR 5 than they were in DPCR 4.
3. The costs above exclude all pension costs, as per the Ofgem efficiency comparisons. Pension costs are assessed and funded separately through the price control
• RAV grows by
 22% in real terms
 and inflation will
 also be added

Incentives provide upside opportunities
• We have already secured some benefits as a result of our forward plan being well received by Ofgem
 – An additional £33m is included in our DPCR 5 allowances
• We expect modest outperformance from the Quality of Supply incentives
 – The DPCR 5 targets are more reasonable than the DPCR 4 equivalents
 – We continue to invest in remote control to improve network performance and reliability
• Line losses represent an opportunity for further upside
 – The targets are tighter than in DPCR 4; however, the downside risk is now capped
 – The incentive rate has been increased; for DPCR 4 it was set at £48 per MWh, and in
 DPCR 5 it has increased to £60 per MWh
• Average debt costs are still above the Ofgem assumption but will improve
 – We are planning incremental financing during the second quarter of 2010
 – We will retain gearing just below the Ofgem assumption of 65%

Key Strengths
• Our performance in 2005 – 2010 (DPCR 4) has consistently been above the sector average, particularly in safety.
• We are delivering positive trends on network performance, cost efficiency and customer satisfaction and will continue to focus on these areas during the DPCR 5 period.
• Our projections are built on controllable operational cost performance.
• We have secured ongoing cost reimbursement of our significant pension liabilities over the long term.
• The new price control:
 – Retains the inflation protection built into the existing arrangement
 – Introduces full protection against a reduction in the demand for electricity
 – Introduces a tax correction mechanism that covers legislative or accounting standard changes
 – Builds in an average annual revenue increase of 6.4%, before inflation, over the five year period, consistently strengthening our credit metrics as the period unfolds
• We will continue to evaluate growth opportunities that are credit positive.

Questions

Gregory E. Abel
2010 Fixed-Income Investor Conference
President and Chief Executive Officer
MidAmerican Energy Holdings Company

Managing Through Uncertain Times
• Our overall strategy remains unchanged
• Operating in challenging economic times
• Balanced resource decisions
• Transmission investment opportunities
• Energy policy
• Regulatory uncertainty
• Acquisition philosophy
• BYD

Questions

MIDAMERICAN ENERGY HOLDINGS COMPANY

A Berkshire Hathaway Company

2010